UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

JAMESON INNS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-23256	58-2079583
(State or other jurisdiction of incorporated)	(Commission File Number)	(IRS Employer Identification No.)

8 Perimeter Center East, Suite 8050, Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 481-0305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a material definitive agreement.

A press release announcing the promotion of D. Anthony Maness to Vice President of Hotel Operations of Kitchin Hospitality, LLC, a subsidiary of the Registrant, was issued by the Registrant on February 25, 2005. The employment agreement of Mr. Maness was modified to reflect his expanded duties and responsibilities with his promotion. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated February 25, 2005 announcing promotion of D. Anthony Maness as Vice President of Hotel Operations of a subsidiary of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON INNS, INC.

Dated as of February 25, 2005	By:	Craig R. Kitchin

/s/ Craig R. Kitchin
President & Chief Financial Officer